UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-4563

Oppenheimer Limited-Term Government Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices)  (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (303) 768-3200

Date of fiscal year end:  September 30

Date of reporting period:  9/30/2016

Item 1.  Reports to Stockholders.

Annual Report	9/30/2016

Oppenheimer Limited-Term Government Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 9/30/16

	Class A Shares of the Fund
	Without Sales Charge	With Sales Charge	Bloomberg Barclays U.S. Government Bond Index	Bloomberg Barclays U.S. 1-3 Year Government Bond Index
1-Year	0.96%	-1.32%	4.00%	0.89%
5-Year	1.12	0.66	2.16	0.72
10-Year	2.01	1.78	4.34	2.33

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 2.25% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

2        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Performance Discussion

The Fund’s Class A shares (without sales charge) produced a total return of 0.96% during the reporting period. On a relative basis, the Bloomberg Barclays U.S. 1-3 Year Government Bond Index (the “Index”) returned 0.89%.

MARKET OVERVIEW

The first half of the reporting period was a turbulent time for various asset classes. The prospect of more sluggish demand for energy and construction materials from China and other emerging markets sent equity and commodity prices broadly lower. The Federal Reserve (the “Fed”) finally hiked interest rates 0.25% in December 2015, but did not raise rates for the remainder of the reporting period.

Early 2016 seemed to pick up where 2015 left off; with heightened volatility fueled by the three usual suspects: global economic slowdown in China, oil and Fed uncertainty. The Brexit came and went with most financial assets rallying strong early in the third quarter of 2016 after a two-day swoon. 10-Year U.S. Treasury yields fell to record lows as German and Japanese bonds went further into negative territory. Credit spreads tightened

COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

3        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

dramatically and by mid-July stood at levels not seen since before the emerging markets-influenced sell off in the summer of 2015.

Central banks disappointed in early July with the Fed and Bank of Japan (BoJ) were mostly on hold. Fed Chair Janet Yellen and others were hawkish at its annual policy symposium at Jackson Hole, which raised expectations for a September hike which did not materialize as data softened. As the September BoJ meeting approached, expectations rose that they would invoke policies aimed to steepen their yield curve, which reverberated throughout developed market bond markets. 10-Year U.S. Treasury yields rose 15 basis points (bps) over two days and the 2-year/10-year yield curve steepened about the same amount.

FUND REVIEW

Against this backdrop, the Fund produced a muted total return for the one-year period. The Fund’s exposure to agency mortgage-backed securities (“MBS”) was the top outperformer versus the Index. The Fund’s modest allocations to structured credit sectors including asset-backed securities and commercial mortgages also produced incremental outperformance. On the other hand, our relative weightings to U.S. Treasuries and agency debentures detracted from performance during the reporting period.

STRATEGY & OUTLOOK

We see the Fed and other central bank policies remaining the largest risks to the market. The Fed in particular hiking interest rates during the fourth quarter would be a cause of market volatility and may be viewed as a policy mistake. A U.S. interest rate hike while other developed market central banks maintain an easing bias could strengthen the U.S. dollar, which would translate into lower oil and commodity prices and would once again be a negative for credits in those sectors. Brexit fears appear to be localized, but there remains risk of a contagion which we believe are small at this point.

In Agency MBS, we have a slight overweight in 15-year mortgages which tend to be less sensitive overall to interest rates. We currently do not find spreads particularly attractive in 30-year MBS and have reduced our position.

In asset-backed securities (“ABS”), we have reduced our exposure to the auto sector by replacing maturities with shorter duration (0-2 year) bonds that currently offer attractive spreads. This is a defensive position as we feel that due to the credit curve flattening throughout the year, adding risk in longer duration auto bonds has become too expensive. This posture will allow us to add risk if/when the curve steepens once again. Prudent underwriting, a robust structure and collateral performance by issuers that is in line or above expectations remain a focus in our selection process. However, we do find the auto sector in general appealing. In CMBS, both agency and non-agency, we cut our positions over the third quarter of 2016 and are likely to remain light risk in this sector as

4        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

spreads are not attractive given the weaker underwriting and collateral available in new vintages.

Peter A. Strzalkowski, CFA Portfolio Manager

5        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Top Holdings and Allocations

Mortgage-Backed Obligations
Government Agency	46.7%
Non-Agency	14.9
U.S. Government Obligations	33.6
Asset-Backed Securities	4.8
Over-the-Counter Options Purchased	—*

*Less than 0.05%.

Portfolio holdings and allocations are subject to change. Percentages are as of September 30, 2016, and are based on the total market value of investments.

6        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 9/30/16

	Inception Date	1-Year	5-Year		10-Year
Class A (OPGVX)	3/10/86	0.96%	1.12%		2.01%
Class B (OGSBX)	5/3/93	0.15	0.34		1.55
Class C (OLTCX)	2/1/95	0.15	0.32		1.22
Class I (OLTIX)	12/28/12	1.28	1.08	*	N/A
Class R (OLTNX)	3/1/01	0.65	0.80		1.72
Class Y (OLTYX)	1/26/98	1.26	1.49		2.32
AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 9/30/16
	Inception Date	1-Year	5-Year		10-Year
Class A (OPGVX)	3/10/86	-1.32%	0.66%		1.78%
Class B (OGSBX)	5/3/93	-3.83	0.15		1.55
Class C (OLTCX)	2/1/95	-0.84	0.32		1.22
Class I (OLTIX)	12/28/12	1.28	1.08	*	N/A
Class R (OLTNX)	3/1/01	0.65	0.80		1.72
Class Y (OLTYX)	1/26/98	1.26	1.49		2.32

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 9/30/16
Class A	1.43%
Class B	0.67
Class C	0.67
Class I	1.78
Class R	1.17
Class Y	1.76

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 2.25%; for Class B shares, the contingent deferred sales charge of 4% (1-year) and 1% (5-year); and for Class C shares, the contingent deferred sales charge (“CDSC”) of 1% for the 1-year period. There

7        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after conversion. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on net investment income for the 30-day period ended 9/30/16 and the maximum offering price at the end of the period for Class A shares and the net asset value for Class B, Class C, Class I, Class R and Class Y shares. Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields.

The Fund’s performance is compared to the performance of the Bloomberg Barclays U.S. Government Bond Index and the Bloomberg Barclays U.S. 1-3 Year Government Bond Index. The Bloomberg Barclays U.S. Government Bond Index is a market-weighted index of U.S. government securities with maturities of 1 year or more. The Bloomberg Barclays U.S. 1-3 Year Government Bond Index is an index of U.S. Government securities with maturities of 1 to 3 years. The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The Fund’s investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc. or its affiliates.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

8        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended September 30, 2016.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended September 30, 2016” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Actual	Beginning Account Value April 1, 2016	Ending Account Value September 30, 2016	Expenses Paid During 6 Months Ended September 30, 2016

Class A	$1,000.00	$1,008.30	$4.02

Class B	1,000.00	1,004.20	8.10

Class C	1,000.00	1,004.30	8.05

Class I	1,000.00	1,009.90	2.47

Class R	1,000.00	1,004.50	5.53

Class Y	1,000.00	1,009.80	2.52

Hypothetical
(5% return before expenses)

Class A	1,000.00	1,021.00	4.05

Class B	1,000.00	1,016.95	8.15

Class C	1,000.00	1,017.00	8.10

Class I	1,000.00	1,022.55	2.48

Class R	1,000.00	1,019.50	5.57

Class Y	1,000.00	1,022.50	2.53

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended September 30, 2016 are as follows:

Class	Expense Ratios
Class A	0.80%
Class B	1.61
Class C	1.60
Class I	0.49
Class R	1.10
Class Y	0.50

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

10        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS September 30, 2016

	Principal Amount	Value

Asset-Backed Securities—5.6%

AmeriCredit Automobile Receivables Trust:
Series 2014-4, Cl. D, 3.07%, 11/9/20	$830,000	$845,120
Series 2015-2, Cl. D, 3.00%, 6/8/21	1,175,000	1,196,576
Series 2015-3, Cl. D, 3.34%, 8/8/21	4,250,000	4,376,444
Series 2016-1, Cl. D, 3.59%, 2/8/22	4,000,000	4,143,492

California Republic Auto Receivables Trust, Series 2013-2, Cl. C, 3.32%, 8/17/20	2,115,000	2,164,914

Capital Auto Receivables Asset Trust:
Series 2013-4, Cl. D, 3.22%, 5/20/19	955,000	971,295
Series 2014-3, Cl. D, 3.14%, 2/20/20	1,440,000	1,472,481
Series 2016-2, Cl. D, 3.16%, 11/20/23	505,000	513,818
Series 2016-3, Cl. D, 2.65%, 1/20/24	835,000	837,869

CarMax Auto Owner Trust, Series 2016-3, Cl. D, 2.94%, 1/17/23	955,000	967,664

Credit Acceptance Auto Loan Trust, Series 2014-2A, Cl. B, 2.67%, 9/15/22[1]	1,445,000	1,454,609

Drive Auto Receivables Trust:
Series 2016-BA, Cl. C, 3.19%, 7/15/22[1]	2,260,000	2,301,453
Series 2016-BA, Cl. D, 4.53%, 8/15/23[1]	3,000,000	3,066,034

DT Auto Owner Trust:
Series 2013-2A, Cl. D, 4.18%, 6/15/20[1]	3,016,765	3,051,300
Series 2014-1A, Cl. D, 3.98%, 1/15/21[1]	3,230,000	3,275,181
Series 2014-2A, Cl. D, 3.68%, 4/15/21[1]	4,660,000	4,728,620
Series 2016-2A, Cl. C, 3.67%, 1/18/22[1]	3,015,000	3,082,218

Exeter Automobile Receivables Trust, Series 2014-2A, Cl. C, 3.26%, 12/16/19[1]	1,015,000	1,026,215

First Investors Auto Owner Trust:
Series 2012-2A, Cl. D, 3.79%, 9/16/19[1]	1,500,000	1,503,985
Series 2013-3A, Cl. D, 3.67%, 5/15/20[1]	1,115,000	1,126,838

GO Financial Auto Securitization Trust, Series 2015-1, Cl. A, 1.81%, 3/15/18[1]	154,182	154,057

Navistar Financial Dealer Note Master Owner Trust II, Series 2016-1, Cl. D, 4.046%, 9/27/21[1,2,3]	625,000	629,147

Navistar Financial Dealer Note Master Trust, Series 2014-1, Cl. D, 2.824%, 10/25/19[1,2]	1,090,000	1,090,195

Santander Drive Auto Receivables Trust:
Series 2013-4, Cl. E, 4.67%, 1/15/20[1]	3,200,000	3,276,592
Series 2013-A, Cl. E, 4.71%, 1/15/21[1]	2,415,000	2,492,854
Series 2014-4, Cl. D, 3.10%, 11/16/20	1,675,000	1,718,210
Series 2015-1, Cl. D, 3.24%, 4/15/21	3,000,000	3,069,734
Series 2015-3, Cl. D, 3.49%, 5/17/21	3,065,000	3,156,013
Series 2016-2, Cl. D, 3.39%, 4/15/22	3,000,000	3,102,697

SNAAC Auto Receivables Trust, Series 2014-1A, Cl. D, 2.88%, 1/15/20[1]	1,245,000	1,237,425

Westlake Automobile Receivables Trust:
Series 2014-1A, Cl. D, 2.20%, 2/15/21[1]	1,405,000	1,406,396
Series 2014-2A, Cl. D, 2.86%, 7/15/21[1]	1,490,000	1,489,942

Total Asset-Backed Securities (Cost $64,150,788)		64,929,388

11        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

Mortgage-Backed Obligations—70.8%

Government Agency—53.6%

FHLMC/FNMA/FHLB/Sponsored—50.3%

Federal Home Loan Mortgage Corp. Gold Pool:
4.50%, 5/1/19	$27,826	$28,549
5.50%, 4/1/18-1/1/24	3,143,657	3,367,461
6.00%, 5/1/18-10/1/29	1,757,048	2,003,488
6.50%, 4/1/18-4/1/34	1,218,622	1,398,014
7.00%, 10/1/31-10/1/37	806,147	948,615
7.50%, 1/1/32-9/1/33	2,710,617	3,324,969
8.50%, 3/1/31	30,422	35,539
9.00%, 8/1/22-5/1/25	40,242	44,040

Federal Home Loan Mortgage Corp. Non Gold Pool, 11%, 11/1/20	12,187	12,394

Federal Home Loan Mortgage Corp., Interest-Only Stripped Mtg.-Backed Security:
Series 192, Cl. IO, 91.982%, 2/1/28[4]	135,201	30,315
Series 205, Cl. IO, 34.308%, 9/1/29[4]	985,572	217,323
Series 206, Cl. IO, 99.999%, 12/1/29[4]	59,021	16,118
Series 243, Cl. 6, 0.00%, 12/15/32[4,5]	324,902	55,223

Federal Home Loan Mortgage Corp., Mtg.-Linked Amortizing Global Debt Securities, Series 2012-1, Cl. A10, 2.06%, 1/15/22	23,670,808	23,993,058

Federal Home Loan Mortgage Corp., Principal-Only Stripped Mtg.-Backed Security:
Series 216, Cl. PO, 13.652%, 12/1/31[6]	198,142	175,594
Series 219, Cl. PO, 13.742%, 3/1/32[6]	581,918	515,697

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1095, Cl. D, 1.174%, 6/15/21[2]	1,930	1,945
Series 151, Cl. F, 9.00%, 5/15/21	6,825	7,415
Series 1695, Cl. F, 2.063%, 3/15/24[2]	717,457	738,383
Series 2035, Cl. PC, 6.95%, 3/15/28	519,503	593,655
Series 2084, Cl. ZC, 6.50%, 8/15/28	266,044	300,729
Series 2116, Cl. ZA, 6.00%, 1/15/29	341,660	383,708
Series 2122, Cl. FD, 0.874%, 2/15/29[2]	399,815	399,648
Series 2132, Cl. FN, 1.423%, 3/15/29[2]	557,937	570,456
Series 2148, Cl. ZA, 6.00%, 4/15/29	551,845	641,029
Series 2195, Cl. LH, 6.50%, 10/15/29	925,449	1,062,170
Series 2220, Cl. PD, 8.00%, 3/15/30	154,080	185,951
Series 2281, Cl. Z, 6.50%, 2/15/31	1,218,556	1,395,332
Series 2319, Cl. BZ, 6.50%, 5/15/31	1,896,835	2,182,394
Series 2326, Cl. ZP, 6.50%, 6/15/31	453,115	513,542
Series 2344, Cl. FP, 1.474%, 8/15/31[2]	296,520	304,382
Series 2392, Cl. FB, 1.124%, 1/15/29[2]	87,396	88,765
Series 2396, Cl. FE, 1.124%, 12/15/31[2]	175,804	178,639
Series 2401, Cl. FA, 1.174%, 7/15/29[2]	120,854	122,828
Series 2427, Cl. ZM, 6.50%, 3/15/32	95,256	109,782
Series 2464, Cl. FI, 1.524%, 2/15/32[2]	177,338	181,404
Series 2470, Cl. LF, 1.524%, 2/15/32[2]	181,432	185,592
Series 2471, Cl. FD, 1.524%, 3/15/32[2]	255,478	261,415
Series 2481, Cl. AF, 1.074%, 3/15/32[2]	149,223	151,265
Series 2500, Cl. FD, 1.024%, 3/15/32[2]	271,374	272,939
Series 2504, Cl. FP, 1.024%, 3/15/32[2]	290,477	292,001
Series 2526, Cl. FE, 0.924%, 6/15/29[2]	321,383	321,872

12        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2530, Cl. FD, 1.024%, 2/15/32[2]	$353,582	$355,400
Series 2538, Cl. F, 1.124%, 12/15/32[2]	37,569	38,106
Series 2550, Cl. FI, 0.874%, 11/15/32[2]	115,495	116,021
Series 2551, Cl. FD, 0.924%, 1/15/33[2]	297,752	298,140
Series 2564, Cl. MP, 5.00%, 2/15/18	1,412,695	1,441,804
Series 2585, Cl. HJ, 4.50%, 3/15/18	740,873	759,006
Series 2627, Cl. KM, 4.50%, 6/15/18	253,931	260,155
Series 2630, Cl. MB, 4.50%, 6/15/18	321,077	328,977
Series 2635, Cl. AG, 3.50%, 5/15/32	1,913,580	2,020,174
Series 2668, Cl. AZ, 4.00%, 9/15/18	123,227	125,618
Series 2676, Cl. KY, 5.00%, 9/15/23	938,339	1,020,130
Series 2707, Cl. QE, 4.50%, 11/15/18	917,668	942,310
Series 2708, Cl. N, 4.00%, 11/15/18	726,024	740,121
Series 2764, Cl. OE, 4.50%, 3/15/19	1,269,320	1,302,252
Series 2770, Cl. TW, 4.50%, 3/15/19	3,141,107	3,234,262
Series 2843, Cl. BC, 5.00%, 8/15/19	372,936	384,222
Series 3010, Cl. WB, 4.50%, 7/15/20	1,557,842	1,613,917
Series 3025, Cl. SJ, 22.828%, 8/15/35[2]	91,030	140,216
Series 3134, Cl. FA, 0.824%, 3/15/36[2]	5,081,021	5,062,749
Series 3342, Cl. FT, 0.974%, 7/15/37[2]	899,411	903,355
Series 3645, Cl. EH, 3.00%, 12/15/20	2,751,934	2,804,559
Series 3659, Cl. DE, 2.00%, 3/15/19	782,534	788,037
Series 3740, Cl. NP, 2.00%, 1/15/37	4,402,957	4,432,258
Series 3741, Cl. PA, 2.15%, 2/15/35	2,711,558	2,736,133
Series 3804, Cl. WJ, 3.50%, 3/15/39	2,768,442	2,820,193
Series 3805, Cl. AK, 3.50%, 4/15/24	257,260	260,155
Series 3815, Cl. BD, 3.00%, 10/15/20	294,946	299,135
Series 3822, Cl. JA, 5.00%, 6/15/40	171,518	180,133
Series 3840, Cl. CA, 2.00%, 9/15/18	200,308	201,587
Series 3848, Cl. WL, 4.00%, 4/15/40	2,126,736	2,221,198
Series 3857, Cl. GL, 3.00%, 5/15/40	2,043,070	2,120,742
Series 3887, Cl. NC, 3.00%, 7/15/26	783,286	799,763
Series 3917, Cl. BA, 4.00%, 6/15/38	1,012,691	1,065,724
Series 3935, Cl. NA, 3.50%, 10/15/26	5,210,892	5,399,596
Series 4016, Cl. AB, 2.00%, 9/15/25	10,551,964	10,718,900
Series 4109, Cl. KD, 3.00%, 5/15/32	1,575,773	1,595,662
Series 4221, Cl. HJ, 1.50%, 7/15/23	10,367,766	10,441,798
Series 4350, Cl. CA, 2.00%, 10/15/19	2,063,060	2,081,393
Series 4446, Cl. PL, 2.50%, 7/15/38	4,482,464	4,606,860
Series 4459, Cl. ND, 5.50%, 4/15/25	6,181,047	6,290,280

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2074, Cl. S, 99.999%, 7/17/28[4]	216,847	36,432
Series 2079, Cl. S, 99.999%, 7/17/28[4]	373,382	69,213
Series 2493, Cl. S, 0.00%, 9/15/29[4,5]	261,515	63,451
Series 2526, Cl. SE, 46.936%, 6/15/29[4]	444,030	93,696
Series 2795, Cl. SH, 99.999%, 3/15/24[4]	2,989,671	339,643

13        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal Home Loan Mortgage Corp., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2796, Cl. SD, 96.603%, 7/15/26[4]	$106,633	$18,480
Series 2920, Cl. S, 0.00%, 1/15/35[4,5]	2,600,350	471,189
Series 2922, Cl. SE, 26.02%, 2/15/35[4]	446,693	77,865
Series 2981, Cl. AS, 12.483%, 5/15/35[4]	891,306	171,123
Series 3201, Cl. SG, 23.979%, 8/15/36[4]	790,333	161,942
Series 3397, Cl. GS, 0.00%, 12/15/37[4,5]	57,147	11,126
Series 3424, Cl. EI, 0.00%, 4/15/38[4,5]	126,782	14,927
Series 3450, Cl. BI, 22.62%, 5/15/38[4]	2,754,969	466,871
Series 3606, Cl. SN, 27.009%, 12/15/39[4]	758,621	140,485

Federal Home Loan Mortgage Corp., Stripped Mtg.-Backed Security, Series 237, Cl. F16, 1.024%, 5/15/36[2]	2,521,618	2,527,117

Federal National Mortgage Assn.:
2.50%, 10/1/31[3]	66,665,000	69,058,168
3.00%, 10/1/46[3]	36,845,000	38,310,165
3.50%, 10/1/46[3]	31,010,000	32,727,663
4.00%, 10/1/46[3]	26,380,000	28,334,798

Federal National Mortgage Assn. Pool:
3.50%, 8/1/40	1,436,028	1,516,196
4.50%, 9/1/18-1/1/27	12,046,022	12,424,546
5.00%, 2/1/18-3/1/23	28,470,010	29,485,043
5.50%, 9/1/19-9/1/25	55,134,186	58,877,155
6.00%, 3/1/17-2/1/40	40,677,666	44,340,932
6.50%, 6/1/17-1/1/34	6,437,388	7,490,995
7.00%, 11/1/17-2/1/36	5,243,604	6,251,586
7.50%, 2/1/27-8/1/33	6,868,650	8,191,424
8.00%, 6/1/17	28	28
8.50%, 7/1/32	46,992	51,366
9.00%, 8/1/19	2,141	2,276
9.50%, 11/1/21	758	812
11.00%, 5/20/19-7/20/19	1,619	1,647

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 221, Cl. 2, 30.271%, 5/25/23[4]	577,239	101,440
Series 254, Cl. 2, 27.557%, 1/25/24[4]	766,880	169,770
Series 294, Cl. 2, 14.258%, 2/25/28[4]	940,455	162,765
Series 301, Cl. 2, 4.985%, 4/25/29[4]	363,035	81,291
Series 321, Cl. 2, 10.613%, 4/25/32[4]	2,162,196	481,941
Series 324, Cl. 2, 0.00%, 7/25/32[4,5]	740,989	164,980
Series 331, Cl. 10, 26.872%, 2/25/33[4]	1,115,342	224,107
Series 331, Cl. 4, 7.715%, 2/25/33[4]	784,477	150,859
Series 331, Cl. 5, 28.452%, 2/25/33[4]	1,259,255	239,971
Series 331, Cl. 6, 6.576%, 2/25/33[4]	1,233,269	265,550
Series 334, Cl. 10, 0.00%, 2/25/33[4,5]	482,364	88,205
Series 339, Cl. 15, 1.821%, 10/25/33[4]	423,436	91,202
Series 339, Cl. 7, 0.00%, 11/25/33[4,5]	808,693	158,840
Series 351, Cl. 8, 0.00%, 4/25/34[4,5]	834,794	165,317
Series 356, Cl. 10, 0.00%, 6/25/35[4,5]	596,037	108,418
Series 356, Cl. 12, 0.00%, 2/25/35[4,5]	290,865	53,413

14        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 362, Cl. 13, 0.00%, 8/25/35[4,5]	$871,051	$174,782
Series 364, Cl. 15, 0.00%, 9/25/35[4,5]	452,870	81,357

Federal National Mortgage Assn., Principal-Only Stripped Mtg.-Backed Security, Series 327, Cl. 1, 11.35%, 9/25/32[6]	159,596	142,382

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 1988-7, Cl. Z, 9.25%, 4/25/18	5,537	5,731
Series 1991-109, Cl. Z, 8.50%, 9/25/21	8,206	9,009
Series 1997-16, Cl. PD, 7.00%, 3/18/27	778,514	882,664
Series 1998-59, Cl. Z, 6.50%, 10/25/28	92,849	107,029
Series 1999-54, Cl. LH, 6.50%, 11/25/29	440,106	517,271
Series 2001-69, Cl. PF, 1.525%, 12/25/31[2]	447,214	454,568
Series 2002-12, Cl. PG, 6.00%, 3/25/17	72,138	73,016
Series 2002-19, Cl. PE, 6.00%, 4/25/17	1,525	1,529
Series 2002-29, Cl. F, 1.525%, 4/25/32[2]	200,503	205,242
Series 2002-39, Cl. FD, 1.531%, 3/18/32[2]	410,201	422,623
Series 2002-52, Cl. FD, 1.025%, 9/25/32[2]	341,969	343,855
Series 2002-53, Cl. FY, 1.025%, 8/25/32[2]	243,130	243,902
Series 2002-64, Cl. FJ, 1.525%, 4/25/32[2]	61,791	63,252
Series 2002-65, Cl. FB, 1.525%, 7/25/32[2]	370,810	379,432
Series 2002-68, Cl. FH, 1.031%, 10/18/32[2]	121,525	122,105
Series 2002-77, Cl. TF, 1.531%, 12/18/32[2]	753,019	770,226
Series 2002-82, Cl. FE, 1.525%, 12/25/32[2]	336,295	344,292
Series 2002-9, Cl. PC, 6.00%, 3/25/17	39,765	40,350
Series 2002-90, Cl. FJ, 1.025%, 9/25/32[2]	132,055	132,611
Series 2002-90, Cl. FM, 1.025%, 9/25/32[2]	126,976	127,511
Series 2003-100, Cl. PA, 5.00%, 10/25/18	2,280,017	2,342,490
Series 2003-112, Cl. AN, 4.00%, 11/25/18	481,209	490,521
Series 2003-116, Cl. FA, 0.925%, 11/25/33[2]	214,319	214,626
Series 2003-119, Cl. FK, 1.025%, 5/25/18[2]	546,434	547,560
Series 2003-130, Cl. CS, 13.049%, 12/25/33[2]	385,232	431,895
Series 2003-21, Cl. FK, 0.925%, 3/25/33[2]	20,269	20,302
Series 2003-26, Cl. XF, 0.975%, 3/25/23[2]	500,106	501,418
Series 2003-44, Cl. CB, 4.25%, 3/25/33	116,508	117,942
Series 2003-84, Cl. GE, 4.50%, 9/25/18	475,699	486,769
Series 2004-101, Cl. BG, 5.00%, 1/25/20	83,820	84,140
Series 2004-25, Cl. PC, 5.50%, 1/25/34	431,903	447,972
Series 2004-72, Cl. FB, 1.025%, 9/25/34[2]	2,009,679	2,018,913
Series 2005-109, Cl. AH, 5.50%, 12/25/25	4,006,841	4,353,200
Series 2005-45, Cl. XA, 0.865%, 6/25/35[2]	2,813,698	2,809,426
Series 2005-67, Cl. BF, 0.875%, 8/25/35[2]	1,149,290	1,148,571
Series 2005-85, Cl. FA, 0.875%, 10/25/35[2]	2,419,031	2,415,421
Series 2006-11, Cl. PS, 22.641%, 3/25/36[2]	385,144	599,347
Series 2006-46, Cl. SW, 22.273%, 6/25/36[2]	348,440	518,916
Series 2006-50, Cl. KS, 22.274%, 6/25/36[2]	267,784	399,417
Series 2006-50, Cl. SK, 22.274%, 6/25/36[2]	96,206	148,391
Series 2007-113, Cl. DB, 4.50%, 12/25/22	6,619,780	6,886,373
Series 2007-79, Cl. FA, 0.975%, 8/25/37[2]	737,445	738,596
Series 2008-14, Cl. BA, 4.25%, 3/25/23	568,125	581,991

15        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2008-15, Cl. JN, 4.50%, 2/25/23	$2,977,925	$3,073,137
Series 2008-24, Cl. DY, 5.00%, 4/25/23	366,293	376,506
Series 2008-75, Cl. DB, 4.50%, 9/25/23	1,302,548	1,333,523
Series 2008-77, Cl. EB, 4.50%, 9/25/23	1,526,934	1,590,187
Series 2009-113, Cl. DB, 3.00%, 12/25/20	4,987,714	5,064,846
Series 2009-114, Cl. AC, 2.50%, 12/25/23	165,101	165,697
Series 2009-36, Cl. FA, 1.465%, 6/25/37[2]	4,259,300	4,347,380
Series 2009-37, Cl. HA, 4.00%, 4/25/19	3,349,480	3,407,971
Series 2009-70, Cl. NL, 3.00%, 8/25/19	2,894,512	2,933,562
Series 2009-70, Cl. NT, 4.00%, 8/25/19	487,416	497,291
Series 2009-70, Cl. TL, 4.00%, 8/25/19	1,974,232	2,006,580
Series 2010-43, Cl. KG, 3.00%, 1/25/21	604,111	615,711
Series 2010-99, Cl. DP, 3.00%, 8/25/39	5,705,529	5,838,830
Series 2011-104, Cl. MA, 2.50%, 10/25/26	541,541	548,004
Series 2011-122, Cl. EC, 1.50%, 1/25/20	3,049,221	3,057,267
Series 2011-15, Cl. DA, 4.00%, 3/25/41	1,450,923	1,527,942
Series 2011-3, Cl. EL, 3.00%, 5/25/20	7,660,100	7,777,159
Series 2011-3, Cl. KA, 5.00%, 4/25/40	2,142,906	2,341,159
Series 2011-38, Cl. AH, 2.75%, 5/25/20	216,192	218,820
Series 2011-44, Cl. EA, 3.00%, 6/25/24	527,781	538,083
Series 2011-45, Cl. NG, 3.00%, 3/25/25	431,583	441,559
Series 2011-45, Cl. TE, 3.00%, 3/25/25	783,314	805,606
Series 2011-58, Cl. AC, 2.50%, 6/25/24	1,985,077	2,010,333
Series 2011-6, Cl. BA, 2.75%, 6/25/20	908,493	918,802
Series 2011-69, Cl. EA, 3.00%, 11/25/29	728,625	733,643
Series 2011-82, Cl. AD, 4.00%, 8/25/26	1,760,402	1,804,673
Series 2011-88, Cl. AB, 2.50%, 9/25/26	459,943	465,005
Series 2011-90, Cl. AL, 3.50%, 9/25/23	1,678,358	1,740,365
Series 2012-20, Cl. FD, 0.925%, 3/25/42[2]	661,581	660,286
Series 2013-100, Cl. CA, 4.00%, 3/25/39	12,276,313	12,937,768
Series 2013-22, Cl. JA, 3.50%, 3/25/43	2,112,520	2,156,196
Series 2015-95, Cl. CD, 3.00%, 12/25/22	3,709,099	3,710,368

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security:
Series 2001-63, Cl. SD, 37.238%, 12/18/31[4]	320,451	65,012
Series 2001-68, Cl. SC, 20.743%, 11/25/31[4]	282,282	56,587
Series 2001-81, Cl. S, 7.031%, 1/25/32[4]	216,364	60,578
Series 2002-28, Cl. SA, 5.784%, 4/25/32[4]	207,519	42,374
Series 2002-38, Cl. SO, 11.099%, 4/25/32[4]	371,014	74,591
Series 2002-39, Cl. SD, 29.612%, 3/18/32[4]	398,111	86,835
Series 2002-48, Cl. S, 10.708%, 7/25/32[4]	333,523	71,324
Series 2002-52, Cl. SD, 33.785%, 9/25/32[4]	341,969	76,626
Series 2002-52, Cl. SL, 6.699%, 9/25/32[4]	216,697	44,806
Series 2002-53, Cl. SK, 33.07%, 4/25/32[4]	232,290	52,887
Series 2002-56, Cl. SN, 10.47%, 7/25/32[4]	452,981	95,379
Series 2002-60, Cl. SM, 3.574%, 8/25/32[4]	584,718	97,345
Series 2002-77, Cl. IS, 29.048%, 12/18/32[4]	531,054	114,292

16        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

FHLMC/FNMA/FHLB/Sponsored (Continued)

Federal National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates, Interest-Only Stripped Mtg.-Backed Security: (Continued)
Series 2002-77, Cl. SH, 13.264%, 12/18/32[4]	$293,831	$64,966
Series 2002-9, Cl. MS, 7.294%, 3/25/32[4]	344,132	73,499
Series 2003-33, Cl. IA, 0.157%, 5/25/33[4]	66,572	12,256
Series 2003-33, Cl. SP, 12.47%, 5/25/33[4]	746,168	154,638
Series 2003-38, Cl. SA, 99.999%, 3/25/23[4]	138,377	2,223
Series 2003-4, Cl. S, 3.607%, 2/25/33[4]	417,886	85,841
Series 2005-12, Cl. SC, 34.57%, 3/25/35[4]	208,916	35,918
Series 2005-14, Cl. SE, 31.304%, 3/25/35[4]	3,214,844	559,824
Series 2005-40, Cl. SA, 43.509%, 5/25/35[4]	1,303,548	267,365
Series 2005-52, Cl. JH, 49.726%, 5/25/35[4]	672,662	124,080
Series 2005-63, Cl. SA, 10.541%, 10/25/31[4]	1,089,550	205,604
Series 2005-63, Cl. X, 32.992%, 10/25/31[4]	12,898	356
Series 2008-55, Cl. SA, 0.00%, 7/25/38[4,5]	17,654	2,149
Series 2009-8, Cl. BS, 99.999%, 2/25/24[4]	182,516	5,832
Series 2009-85, Cl. IO, 20.548%, 10/25/24[4]	433,138	9,347
Series 2011-96, Cl. SA, 14.629%, 10/25/41[4]	463,952	95,403
Series 2012-134, Cl. SA, 10.531%, 12/25/42[4]	1,613,105	368,958
Series 2012-40, Cl. PI, 2.858%, 4/25/41[4]	262,659	31,477
Series 2013-2, Cl. IA, 8.619%, 2/25/43[4]	1,211,061	237,718

Vendee Mortgage Trust, Interest-Only Stripped Mtg.-Backed Security:
Series 1999-3, Cl. IO, 0.00%, 10/15/29[4,5]	16,083,492	87,645
Series 2001-3, Cl. IO, 5.879%, 10/15/31[4]	7,435,981	46,523
Series 2002-2, Cl. IO, 12.777%, 1/15/32[4]	19,318,390	43,515
Series 2002-3, Cl. IO, 8.426%, 8/15/32[4]	25,782,069	162,912
Series 2003-1, Cl. IO, 11.331%, 11/15/32[4]	39,384,236	208,799

		588,419,787

GNMA/Guaranteed—3.1%

Government National Mortgage Assn. I Pool:
6.50%, 1/15/24	45,153	52,107
7.00%, 1/15/28-9/15/29	331,040	369,094
7.50%, 6/15/28-8/15/28	356,501	368,214
8.00%, 9/15/28	8,192	8,224
8.50%, 8/15/17-12/15/17	12,506	12,559
9.50%, 9/15/17	395	399
10.50%, 12/15/17-1/15/21	9,794	9,860

Government National Mortgage Assn. II Pool:
3.50%, 10/1/46[3]	17,565,000	18,658,696
4.00%, 10/1/46[3]	8,405,000	9,008,781
7.00%, 1/20/30	33,871	40,237
11.00%, 10/20/19	8,200	8,249

Government National Mortgage Assn., Interest-Only Stripped Mtg.-Backed Security:
Series 2002-76, Cl. SG, 31.977%, 10/16/29[4]	173,942	38,666
Series 2011-52, Cl. HS, 35.118%, 4/16/41[4]	3,990,889	740,609

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates:
Series 2003-92, Cl. CA, 4.771%, 7/17/33	1,371,382	1,468,509
Series 2009-66, Cl. CD, 2.50%, 8/16/39	61,101	61,879
Series 2010-55, Cl. QN, 3.00%, 10/20/37	1,919,720	1,932,413

17        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Principal Amount	Value

GNMA/Guaranteed (Continued)

Government National Mortgage Assn., Real Estate Mtg. Investment Conduit Multiclass Pass-Through Certificates: (Continued)
Series 2014-167, Cl. WF, 0.973%, 7/20/44[2]	$3,186,400	$3,187,456

		35,965,952

Other Agency—0.2%

Federal Home Loan Bank, Series 00-1372, Cl. 1, 4.75%, 5/18/18	3,053,814	3,201,332

Non-Agency—17.2%

Commercial—4.9%

BCAP LLC Trust:
Series 2011-R11, Cl. 18A5, 2.43%, 9/26/35[1,2]	835,378	837,404
Series 2012-RR2, Cl. 6A3, 3.226%, 9/26/35[1,2]	1,334,396	1,332,632
Series 2012-RR6, Cl. RR6, 2.054%, 11/26/36[1]	2,661,221	2,641,252

CHL Mortgage Pass-Through Trust, Series 2003-J5, Cl. 2A1, 5%, 7/25/18	282,217	284,281

Citigroup Mortgage Loan Trust, Inc., Series 2014-8, Cl. 1A1, 0.822%, 7/20/36[1,2]	3,955,075	3,830,225

COMM Mortgage Trust, Series 2013-CR7, Cl. D, 4.491%, 3/10/46[1,2]	2,025,000	1,909,219

Federal National Mortgage Assn., Alternative Credit Enhancement Securities:
Series 2015-M11, Cl. A2, 2.921%, 4/25/25[2]	6,950,000	7,390,308
Series 2015-M13, Cl. A2, 2.801%, 6/25/25[2]	4,000,000	4,212,629
Series 2016-M5, Cl. A1, 2.073%, 4/25/26	1,349,229	1,369,903

FREMF Mortgage Trust:
Series 2013-K25, Cl. C, 3.743%, 11/25/45[1,2]	805,000	802,221
Series 2013-K26, Cl. C, 3.722%, 12/25/45[1,2]	550,000	541,591
Series 2013-K27, Cl. C, 3.616%, 1/25/46[1,2]	850,000	834,678
Series 2014-K36, Cl. C, 4.499%, 12/25/46[1,2]	3,250,000	3,275,588
Series 2014-K38, Cl. C, 4.79%, 6/25/47[1,2]	5,250,000	5,446,899
Series 2014-K714, Cl. C, 3.981%, 1/25/47[1,2]	2,500,000	2,470,192
Series 2014-K715, Cl. C, 4.268%, 2/25/46[1,2]	2,205,000	2,226,726

GSR Mortgage Loan Trust, Series 2005-AR4, Cl. 6A1, 3.202%, 7/25/35[2]	1,021,439	1,007,781

MASTR Adjustable Rate Mortgages Trust, Series 2004-13, Cl. 2A2, 2.97%, 4/21/34[2]	704,073	716,270

Morgan Stanley Bank of America Merrill Lynch Trust, Series 2013-C11, Cl. D, 4.56%, 8/15/46[1,2]	1,700,000	1,447,502

Morgan Stanley Re-Remic Trust, Series 2012-R3, Cl. 1A, 2.237%, 11/26/36[1,2]	3,695,424	3,626,376

Morgan Stanley Resecuritization Trust, Series 2013-R9, Cl. 3A, 2.598%, 6/26/46[1,2]	1,728,063	1,728,387

NCUA Guaranteed Notes Trust, Series 2010-A1, Cl. A, 0.863%, 12/7/20[2]	4,134,763	4,130,504

Structured Adjustable Rate Mortgage Loan Trust, Series 2004-10, Cl. 2A, 2.935%, 8/25/34[2]	897,165	898,724

Structured Agency Credit Risk Debt Nts.:
Series 2015-HQA1, Cl. M1, 1.775%, 3/25/28[2]	804,003	805,146
Series 2016-HQA1, Cl. M1, 2.275%, 9/25/28[2]	3,105,343	3,119,908

		56,886,346

Multi-Family—11.7%

Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates:
Series K010, Cl. A1, 3.32%, 7/25/20	7,665,720	7,820,323
Series K035, Cl. A1, 2.615%, 3/25/23	8,010,259	8,294,482

18        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

	Principal Amount	Value

Multi-Family (Continued)

Federal Home Loan Mortgage Corp., Multifamily Structured Pass-Through Certificates: (Continued)
Series K040, Cl. A1, 2.768%, 4/25/24	$14,032,379	$14,781,901
Series K041, Cl. A1, 2.72%, 8/25/24	11,241,158	11,796,017
Series K042, Cl. A1, 2.267%, 6/25/24	5,786,875	5,962,017
Series K043, Cl. A1, 2.532%, 10/25/23	7,388,586	7,694,951
Series K044, Cl. A1, 2.321%, 3/25/24	14,434,409	14,904,757
Series K045, Cl. A1, 2.493%, 11/25/24	11,513,890	11,994,616
Series K046, Cl. A1, 2.697%, 1/25/25	9,770,882	10,293,251
Series K047, Cl. A1, 2.827%, 12/25/24	11,717,953	12,417,681
Series K048, Cl. A1, 2.689%, 12/25/24	9,706,733	10,138,048
Series K050, Cl. A2, 3.334%, 8/25/25[2]	5,600,000	6,183,783
Series K053, Cl. A1, 2.548%, 2/25/25	2,796,850	2,894,702
Series K054, Cl. A2, 2.745%, 1/25/26	6,620,000	6,994,879
Series K701, Cl. A2, 3.882%, 11/25/17[2]	4,402,500	4,497,363

		136,668,771

Residential—0.6%

Bear Stearns ARM Trust, Series 2005-2, Cl. A1, 2.92%, 3/25/35[2]	1,754,592	1,765,612

Citigroup Mortgage Loan Trust, Inc., Series 2012-8, Cl. 1A1, 3.04%, 10/25/35[1,2]	2,630,422	2,628,630

Merrill Lynch Mortgage Investors Trust, Series 2005-A1, Cl. 2A1, 2.852%, 12/25/34[2]	740,031	739,911

RALI Trust:
Series 2006-QS13, Cl. 1A8, 6.00%, 9/25/36	100,175	82,256
Series 2007-QS6, Cl. A28, 5.75%, 4/25/37	1,438,222	1,212,648

WaMu Mortgage Pass-Through Certificates Trust, Series 2003-AR10, Cl. A7, 2.669%, 10/25/33[2]	732,862	748,319

		7,177,376

Total Mortgage-Backed Obligations (Cost $814,089,221)		828,319,564

U.S. Government Obligations—38.6%

Federal Home Loan Bank Nts., 0.875%, 8/5/19	133,035,000	132,557,138

Federal Home Loan Mortgage Corp. Nts., 1.125%, 8/12/21	60,000,000	59,427,360

Federal National Mortgage Assn. Nts.:
0.875%, 8/2/19	79,154,000	78,845,062
1.00%, 8/28/19	55,408,000	55,378,579
1.875%, 9/24/26	4,158,000	4,132,753

United States Treasury Nts.:
1.375%, 3/31/20[7]	10,650,000	10,791,027
1.625%, 4/30/19	62,411,000	63,627,515
1.75%, 10/31/20[8]	39,215,000	40,252,825
2.25%, 11/30/17[8]	6,000,000	6,107,928

Total U.S. Government Obligations (Cost $450,391,167)		451,120,187

19        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF INVESTMENTS Continued

	Counterparty		Exercise Price	Expiration Date		Contracts	Value

Over-the-Counter Option Purchased—0.0%

U.S. Treasury Bonds, 1.50% Put[9] ($560,700)	BOA	USD	98.184	3/23/17	USD	32,040,000	448,063

Total Investments, at Value (Cost $1,329,191,876)						115.0%	1,344,817,202

Net Other Assets (Liabilities)						(15.0)	(175,304,817)

Net Assets						100.0%	$ 1,169,512,385

Footnotes to Statement of Investments

1. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $71,972,583 or 6.15% of the Fund’s net assets at period end.

2. Represents the current interest rate for a variable or increasing rate security.

3. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Notes.

4. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $10,024,389 or 0.86% of the Fund’s net assets at period end.

5. Interest rate is less than 0.0005%.

6. Principal-Only Strips represent the right to receive the monthly principal payments on an underlying pool of mortgage loans. The value of these securities generally increases as interest rates decline and prepayment rates rise. The price of these securities is typically more volatile than that of coupon-bearing bonds of the same maturity. Interest rates disclosed represent current yields based upon the current cost basis and estimated timing of future cash flows. These securities amount to $833,673 or 0.07% of the Fund’s net assets at period end.

7. All or a portion of the security position has been pledged for collateral in association with forward roll transactions. See Note 4 of the accompanying Notes.

8. All or a portion of the security position is held in accounts at a futures clearing merchant and pledged to cover margin requirements on open futures contracts and written options on futures, if applicable. The aggregate market value of such securities is $3,271,149. See Note 6 of the accompanying Notes.

9. Non-income producing security.

Futures Contracts as of September 30, 2016
Description	Exchange	Buy/Sell	Expiration Date	Number of Contracts	Value	Unrealized Appreciation (Depreciation)

United States Treasury Long Bonds	CBT	Buy	12/20/16	29	$4,876,531	$(56,580)
United States Treasury Nts., 10 yr.	CBT	Sell	12/20/16	1,517	198,916,625	70,992
United States Treasury Nts., 2 yr.	CBT	Sell	12/30/16	296	64,666,750	(57,541)
United States Ultra Bonds	CBT	Buy	12/20/16	4	735,500	(14,801)

						$(57,930)

20        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Over-the-Counter Options Written at September 30, 2016
		Exercise	Expiration			Premiums
Description	Counterparty	Price	Date	Number of Contracts		Received	Value

U.S. Treasury Bonds, 1.50% Put	BOA USD	95.734	3/23/17	USD	(32,040,000)	$240,300	$(199,681)

Glossary:

Counterparty Abbreviations
BOA	Bank of America NA

Exchange Abbreviations
CBT	Chicago Board of Trade

See accompanying Notes to Financial Statements.

21        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF ASSETS AND LIABILITIES September 30, 2016

Assets
Investments, at value (cost $1,329,191,876)—see accompanying statement of investments	$1,344,817,202

Cash	7,354,583

Cash used for collateral on futures	7,000

Receivables and other assets:
Investments sold (including $63,346,180 sold on a when-issued or delayed delivery basis)	74,713,987
Interest and principal paydowns	3,363,353
Shares of beneficial interest sold	796,525
Variation margin receivable	666,540
Other	151,279

Total assets	1,431,870,469

Liabilities
Options written, at value (premiums received $240,300)	199,681

Payables and other liabilities:
Investments purchased (including $259,515,405 purchased on a when-issued or delayed delivery basis)	260,076,105
Shares of beneficial interest redeemed	1,367,830
Distribution and service plan fees	155,085
Trustees’ compensation	107,302
Variation margin payable	51,219
Dividends	45,060
Shareholder communications	12,331
Other	343,471

Total liabilities	262,358,084

Net Assets	$1,169,512,385

Composition of Net Assets
Par value of shares of beneficial interest	$260,727

Additional paid-in capital	1,275,990,330

Accumulated net investment income	7,877,194

Accumulated net realized loss on investments	(130,223,881)

Net unrealized appreciation on investments	15,608,015

Net Assets	$1,169,512,385

22        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $545,792,747 and 121,629,114 shares of beneficial interest outstanding)	$4.49

Maximum offering price per share (net asset value plus sales charge of 2.25% of offering price)	$4.59

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $5,419,547 and 1,208,030 shares of beneficial interest outstanding)	$4.49

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $170,883,485 and 38,158,691 shares of beneficial interest outstanding)	$4.48

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $363,972,744 and 81,152,270 shares of beneficial interest outstanding)	$4.49

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $31,529,408 and 7,032,637 shares of beneficial interest outstanding)	$4.48

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $51,914,454 and 11,545,949 shares of beneficial interest outstanding)	$4.50

See accompanying Notes to Financial Statements.

23        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENT OF OPERATIONS For the Year Ended September 30, 2016

Investment Income
Interest	$21,874,423

Fee income on when-issued securities	2,880,713

Total investment income	24,755,136

Expenses
Management fees	5,000,078

Distribution and service plan fees:
Class A	1,343,095
Class B	75,513
Class C	1,769,994
Class R	151,716

Transfer and shareholder servicing agent fees:
Class A	1,224,219
Class B	16,667
Class C	390,460
Class I	108,284
Class R	67,935
Class Y	126,052

Shareholder communications:
Class A	25,686
Class B	1,316
Class C	6,877
Class I	12
Class R	1,072
Class Y	1,322

Trustees’ compensation	73,974

Custodian fees and expenses	46,685

Borrowing fees	20,943

Other	258,682

Total expenses	10,710,582
Less waivers and reimbursements of expenses	(912,154)

Net expenses	9,798,428

Net Investment Income	14,956,708

24        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments from unaffiliated companies	$8,197,077
Closing and expiration of futures contracts	(8,563,612)

Net realized loss	(366,535)

Net change in unrealized appreciation/depreciation on:
Investments	(4,130,639)
Futures contracts	570,727
Option contracts written	40,619

Net change in unrealized appreciation/depreciation	(3,519,293)

Net Increase in Net Assets Resulting from Operations	$11,070,880

See accompanying Notes to Financial Statements.

25        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended September 30, 2016	Year Ended September 30, 2015

Operations
Net investment income	$14,956,708	$18,252,874

Net realized loss	(366,535)	(4,875,478)

Net change in unrealized appreciation/depreciation	(3,519,293)	2,455,994

Net increase in net assets resulting from operations	11,070,880	15,833,390

Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(8,971,873)	(11,102,551)
Class B	(67,887)	(151,041)
Class C	(1,447,860)	(2,058,571)
Class I	(6,964,221)	(10,029,918)
Class R	(401,817)	(513,965)
Class Y	(1,096,858)	(884,551)

	(18,950,516)	(24,740,597)

Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(14,299,790)	(28,570,446)
Class B	(5,230,551)	(5,580,333)
Class C	(5,145,435)	(11,978,869)
Class I	7,367,661	(83,106,090)
Class R	1,505,354	(2,985,288)
Class Y	4,193,888	12,854,040

	(11,608,873)	(119,366,986)

Net Assets
Total decrease	(19,488,509)	(128,274,193)

Beginning of period	1,189,000,894	1,317,275,087

End of period (including accumulated net investment income of $7,877,194 and $7,869,256, respectively)	$1,169,512,385	$1,189,000,894

See accompanying Notes to Financial Statements.

26        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS

Class A	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.52	$4.55	$4.59	$4.71	$4.67

Income (loss) from investment operations:
Net investment income[3]	0.06	0.06	0.07	0.07	0.10
Net realized and unrealized gain (loss)	(0.02)	0.00[4]	(0.02)	(0.10)	0.04

Total from investment operations	0.04	0.06	0.05	(0.03)	0.14

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.07)	(0.09)	(0.09)	(0.09)	(0.10)

Net asset value, end of period	$4.49	$4.52	$4.55	$4.59	$4.71

Total Return, at Net Asset Value[5]	0.96%	1.26%	1.04%	(0.63)%	3.00%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$545,793	$563,832	$596,274	$703,706	$835,353

Average net assets (in thousands)	$556,423	$576,463	$646,216	$771,385	$856,033

Ratios to average net assets:[6]
Net investment income	1.28%	1.42%	1.41%	1.43%	2.01%
Expenses excluding specific expenses listed below	0.92%	0.91%	0.91%	0.87%	0.86%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses	0.92%	0.91%	0.91%	0.87%	0.86%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.80%	0.80%	0.80%	0.80%	0.80%

Portfolio turnover rate[8]	211%	155%	229%	154%	152%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917

See accompanying Notes to Financial Statements.

27        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class B	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	September 30, 2016	September 30, 2015[1]	September 30, 2014[1]	September 30, 2013[1]	September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.52	$4.55	$4.59	$4.71	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.02	0.03	0.03	0.03	0.06
Net realized and unrealized gain (loss)	(0.01)	(0.01)	(0.02)	(0.09)	0.04

Total from investment operations	0.01	0.02	0.01	(0.06)	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.05)	(0.05)	(0.06)	(0.05)

Net asset value, end of period	$4.49	$4.52	$4.55	$4.59	$4.71

Total Return, at Net Asset Value[4]	0.15%	0.57%	0.24%	(1.41)%	2.18%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$5,420	$10,722	$16,385	$27,893	$43,860

Average net assets (in thousands)	$7,558	$12,904	$21,830	$35,494	$49,094

Ratios to average net assets:[5]
Net investment income	0.49%	0.61%	0.62%	0.65%	1.22%
Expenses excluding specific expenses listed below	1.69%	1.68%	1.67%	1.81%	1.83%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses	1.69%	1.68%	1.67%	1.81%	1.83%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.61%	1.60%	1.60%	1.60%	1.60%

Portfolio turnover rate[7]	211%	155%	229%	154%	152%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917
See accompanying Notes to Financial Statements.

28        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class C	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 20121,[2]

Per Share Operating Data
Net asset value, beginning of period	$4.51	$4.54	$4.58	$4.70	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.02	0.03	0.03	0.03	0.05
Net realized and unrealized gain (loss)	(0.01)	(0.01)	(0.02)	(0.10)	0.05

Total from investment operations	0.01	0.02	0.01	(0.07)	0.10

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.04)	(0.05)	(0.05)	(0.05)	(0.06)

Net asset value, end of period	$4.48	$4.51	$4.54	$4.58	$4.70

Total Return, at Net Asset Value[4]	0.15%	0.46%	0.24%	(1.42)%	2.19%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$170,883	$177,216	$190,398	$233,776	$290,157

Average net assets (in thousands)	$177,471	$181,572	$208,333	$265,441	$306,251

Ratios to average net assets:[5]
Net investment income	0.48%	0.62%	0.61%	0.64%	1.22%
Expenses excluding specific expenses listed below	1.67%	1.66%	1.66%	1.61%	1.59%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses	1.67%	1.66%	1.66%	1.61%	1.59%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.60%	1.60%	1.60%	1.60%	1.59%

Portfolio turnover rate[7]	211%	155%	229%	154%	152%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917

See accompanying Notes to Financial Statements.

29        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class I	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Period Ended September 30, 2013[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.52	$4.55	$4.59	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.07	0.08	0.08	0.05
Net realized and unrealized loss	(0.01)	(0.01)	(0.02)	(0.06)

Total from investment operations	0.06	0.07	0.06	(0.01)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.10)	(0.10)	(0.06)

Net asset value, end of period	$4.49	$4.52	$4.55	$4.59

Total Return, at Net Asset Value[4]	1.28%	1.71%	1.38%	(0.28)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$363,973	$358,985	$445,363	$229,314

Average net assets (in thousands)	$360,944	$447,250	$391,818	$78,761

Ratios to average net assets:[5]
Net investment income	1.59%	1.75%	1.73%	1.48%
Expenses excluding specific expenses listed below	0.48%	0.47%	0.47%	0.46%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses	0.48%	0.47%	0.47%	0.46%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.48%	0.47%	0.47%	0.46%

Portfolio turnover rate[7]	211%	155%	229%	154%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. For the period from December 28, 2012 (inception of offering) to September 30, 2013.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249

See accompanying Notes to Financial Statements.

30        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Class R	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.51	$4.55	$4.59	$4.71	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.04	0.05	0.05	0.05	0.08
Net realized and unrealized gain (loss)	(0.01)	(0.01)	(0.01)	(0.09)	0.05

Total from investment operations	0.03	0.04	0.04	(0.04)	0.13

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.06)	(0.08)	(0.08)	(0.08)	(0.08)

Net asset value, end of period	$4.48	$4.51	$4.55	$4.59	$4.71

Total Return, at Net Asset Value[4]	0.65%	0.85%	0.74%	(0.92)%	2.69%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$31,529	$30,218	$33,413	$39,598	$43,962

Average net assets (in thousands)	$30,885	$31,657	$36,387	$42,032	$44,441

Ratios to average net assets:[5]
Net investment income	0.97%	1.12%	1.11%	1.13%	1.71%
Expenses excluding specific expenses listed below	1.17%	1.16%	1.15%	1.17%	1.17%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%	0.00%	0.00%

Total expenses	1.17%	1.16%	1.15%	1.17%	1.17%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.10%	1.10%	1.10%	1.10%	1.10%

Portfolio turnover rate[7]	211%	155%	229%	154%	152%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917

See accompanying Notes to Financial Statements.

31        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FINANCIAL HIGHLIGHTS Continued

Class Y	Year Ended September 30, 2016	Year Ended September 30, 2015[1]	Year Ended September 30, 2014[1]	Year Ended September 30, 2013[1]	Year Ended September 28, 2012[1,2]

Per Share Operating Data
Net asset value, beginning of period	$4.53	$4.56	$4.58	$4.71	$4.66

Income (loss) from investment operations:
Net investment income[3]	0.07	0.08	0.08	0.08	0.11
Net realized and unrealized gain (loss)	(0.01)	(0.01)	0.00[4]	(0.10)	0.04

Total from investment operations	0.06	0.07	0.08	(0.02)	0.15

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.09)	(0.10)	(0.10)	(0.11)	(0.10)

Net asset value, end of period	$4.50	$4.53	$4.56	$4.58	$4.71

Total Return, at Net Asset Value[5]	1.26%	1.57%	1.78%	(0.44)%	3.30%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$51,914	$48,028	$35,442	$192,989	$532,594

Average net assets (in thousands)	$57,294	$40,668	$60,953	$393,408	$512,755

Ratios to average net assets:[6]
Net investment income	1.58%	1.72%	1.77%	1.76%	2.30%
Expenses excluding specific expenses listed below	0.68%	0.66%	0.66%	0.54%	0.51%
Interest and fees from borrowings	0.00%[7]	0.00%[7]	0.00%	0.00%	0.00%

Total expenses	0.68%	0.66%	0.66%	0.54%	0.51%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.50%	0.50%	0.50%	0.50%	0.50%

Portfolio turnover rate[8]	211%	155%	229%	154%	152%

1. On September 11, 2015, the Fund effected a share split as described in Note 11 of the accompanying Notes. Per share data prior to this date has been restated to give effect to the share split.

2. September 28, 2012 represents the last business day of the Fund’s reporting period.

3. Per share amounts calculated based on the average shares outstanding during the period.

4. Less than $0.005 per share.

5. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

6. Annualized for periods less than one full year.

7. Less than 0.005%.

8. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage-related securities as follows:

	Purchase Transactions	Sale Transactions

Year Ended September 30, 2016	$2,885,579,349	$2,865,270,817
Year Ended September 30, 2015	$4,772,687,222	$4,772,841,445
Year Ended September 30, 2014	$3,062,315,364	$3,194,025,891
Year Ended September 30, 2013	$5,770,708,418	$6,001,196,249
Year Ended September 28, 2012	$5,578,800,491	$5,394,779,917

See accompanying Notes to Financial Statements.

32        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS September 30, 2016

1. Organization

Oppenheimer Limited-Term Government Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek income. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI. At period end, approximately 31% of the shares of the Fund were owned by the Manager, other funds advised or subadvised by the Manager or an affiliate of the Manager.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. As of July 1, 2014, Class N shares were renamed Class R shares. Class N shares subject to a contingent deferred sales charge (“CDSC”) on July 1, 2014, continue to be subject to a CDSC after the shares were renamed. Purchases of Class R shares occurring on or after July 1, 2014, are not subject to a CDSC upon redemption. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a CDSC. Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating

33        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as deemed necessary by the Manager.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdraft at a rate equal to the Prime Rate plus 0.35%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions

34        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

2. Significant Accounting Policies (Continued)

for the fiscal year ended September 30, 2016, including open tax years, and does not believe there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

The tax components of capital shown in the following table represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

Undistributed Net Investment Income	Undistributed Long-Term Gain	Accumulated Loss Carryforward[1,2,3,4,5]	Net Unrealized Appreciation Based on cost of Securities and Other Investments for Federal Income Tax Purposes

$8,107,855	$—	$130,405,139	$15,665,919

1. At period end, the Fund had $129,203,412 of net capital loss carryforward available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions. Details of the capital loss carryforwards are included in the table below. Capital loss carryovers with no expiration, if any, must be utilized prior to those with expiration dates.

Expiring

2017	$21,325,466
2018	73,585,342
No expiration	34,292,604

Total	$129,203,412

2. The Fund had $1,201,727 of straddle losses which were deferred.

3. During the reporting period, the Fund did not utilize any capital loss carryforward.

4. During the previous reporting period, the Fund did not utilize any capital loss carryforward.

5. During the reporting period, $12,640,219 of unused capital loss carryforward expired.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for the reporting period. Net assets of the Fund were unaffected by the reclassifications.

35        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

2. Significant Accounting Policies (Continued)

Reduction to Paid-in Capital	Increase to Accumulated Net Investment Income	Reduction to Accumulated Net Realized Loss on Investments

$12,542,597	$4,001,746	$8,540,851

The tax character of distributions paid during the reporting periods:

	Year Ended September 30, 2016	Year Ended September 30, 2015

Distributions paid from:
Ordinary income	$18,950,516	$24,740,597

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$1,329,191,902
Federal tax cost of other investments	(258,211,644)

Total federal tax cost	$1,070,980,258

Gross unrealized appreciation	$19,903,005
Gross unrealized depreciation	(4,237,086)

Net unrealized appreciation	$15,665,919

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a “fair valuation” for any security for which market quotations are not “readily available.” The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering

36        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Securities Valuation (Continued)

the calendar quarter in which the fair valuation was determined.

Valuation Methods and Inputs

Securities are valued using unadjusted quoted market prices, when available, as supplied primarily by third party pricing services or dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Securities traded on a registered U.S. securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the last sale price of the security reported on the principal exchange on which it is traded, prior to the time when the Fund’s assets are valued. In the absence of a sale, the security is valued at the mean between the bid and asked price on the principal exchange or, if not available from the principal exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the principal exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer. A security of a foreign issuer traded on a foreign exchange, but not listed on a registered U.S. securities exchange, is valued based on the last sale price on the principal exchange on which the security is traded, as identified by the third party pricing service used by the Manager, prior to the time when the Fund’s assets are valued. If the last sale price is unavailable, the security is valued at the most recent official closing price on the principal exchange on which it is traded. If the last sales price or official closing price for a foreign security is not available, the security is valued at the mean between the bid and asked price per the exchange or, if not available from the exchange, obtained from two dealers. If bid and asked prices are not available from either the exchange or two dealers, the security is valued by using one of the following methodologies (listed in order of priority): (1) a bid from the exchange, (2) the mean between the bid and asked price as provided by a single dealer, or (3) a bid from a single dealer.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, event-linked bonds, loans, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices.

Short-term money market type debt securities with a remaining maturity of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value. Short-term debt securities with a remaining maturity in excess of sixty days are valued at the mean between the “bid” and “asked” prices utilizing evaluated prices obtained from third party pricing services or broker-dealers.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers.

37        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

A description of the standard inputs that may generally be considered by the third party pricing vendors in determining their evaluated prices is provided below.

Security Type	Standard inputs generally considered by third-party pricing vendors

Corporate debt, government debt, municipal, mortgage-backed and asset-backed securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, and other appropriate factors.

Loans	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Event-linked bonds	Information obtained from market participants regarding reported trade data and broker-dealer price quotations.

Structured securities	Relevant market information such as the price of underlying financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, or the occurrence of other specific events.

Swaps	Relevant market information, including underlying reference assets such as credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates.

If a market value or price cannot be determined for a security using the methodologies described above, or if, in the “good faith” opinion of the Manager, the market value or price obtained does not constitute a “readily available market quotation,” or a significant event has occurred that would materially affect the value of the security, the security is fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Fair value determinations by the Manager are subject to review, approval and ratification by the Fund’s Board at its next regularly scheduled meeting covering the calendar quarter in which the fair valuation was determined. Those fair valuation standardized methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

38        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

3. Securities Valuation (Continued)

To assess the continuing appropriateness of security valuations, the Manager, or its third party service provider who is subject to oversight by the Manager, regularly compares prior day prices, prices on comparable securities, and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs are used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The table below categorizes amounts that are included in the Fund’s Statement of Assets and Liabilities at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Assets Table
Investments, at Value:
Asset-Backed Securities	$—	$64,929,388	$—	$64,929,388
Mortgage-Backed Obligations	—	828,319,564	—	828,319,564
U.S. Government Obligations	—	451,120,187	—	451,120,187
Over-the-Counter Option Purchased	—	448,063	—	448,063

Total Investments, at Value	—	1,344,817,202	—	1,344,817,202
Other Financial Instruments:
Futures contracts	$70,992	$—	$—	$70,992

Total Assets	$70,992	$1,344,817,202	$—	$1,344,888,194

39        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value

Liabilities Table
Other Financial Instruments:
Options written, at value	$—	$(199,681)	$—	$ (199,681)
Futures contracts	(128,922)	—	—	(128,922)

Total Liabilities	$(128,922)	$(199,681)	$—	$ (328,603)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

4. Investments and Risks

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions

Purchased securities	$259,515,405

Sold securities	63,346,180

The Fund may enter into “forward roll” transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at

40        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

4. Investments and Risks (Continued)

a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

Forward roll transactions may be deemed to entail embedded leverage since the Fund purchases mortgage-related securities with extended settlement dates rather than paying for the securities under a normal settlement cycle. This embedded leverage increases the Fund’s market value of investments relative to its net assets which can incrementally increase the volatility of the Fund’s performance. Forward roll transactions can be replicated over multiple settlement periods.

Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; and counterparty credit risk.

At period end, the counterparty pledged $42,000 of collateral to the Fund for forward roll transactions.

At period end, the Fund pledged $26,344 of collateral to the counterparty for forward roll transactions.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market.

Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an

41        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

5. Market Risk Factors (Continued)

increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to unanticipated changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

42        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

The Fund has purchased futures contracts on various bonds and notes to increase exposure to interest rate risk.

The Fund has sold futures contracts on various bonds and notes to decrease exposure to interest rate risk.

During the reporting period, the Fund had an ending monthly average market value of $125,705,325 and $312,579,846 on futures contracts purchased and sold, respectively.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as

43        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Statement of Operations.

The Fund has purchased put options on treasury and/or euro futures to decrease exposure to interest rate risk. A purchased put option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $34,466 on purchased put options.

Options written, if any, are reported in a schedule following the Statement of Investments and as a liability in the Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Statement of Investments.

The risk in writing a call option is that the market price of the security increases and if the option is exercised, the Fund must either purchase the security at a higher price for delivery or, if the Fund owns the underlying security, give up the opportunity for profit. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk that there may be an illiquid market where the Fund is unable to close the contract.

The Fund has written put options on treasury and/or euro futures to increase exposure to interest rate risk. A written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $15,360 on written put options.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Written option activity for the reporting period was as follows:

	Number of Contracts	Amount of Premiums

Options outstanding as of September 30, 2015	—	$—
Options written	32,040,000	240,300

Options outstanding as of September 30, 2016	32,040,000	$240,300

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC

44        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction.

45        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

6. Use of Derivatives (Continued)

Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end.

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount

Bank of America NA	$448,063	$ (199,681)	$ –	$ –	$248,382

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end.

46        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount

Bank of America NA	$(199,681)	$ 199,681	$ –	$ –	$–

*OTC derivatives are reported gross on the Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value

Interest rate contracts	Variation margin receivable	$666,540*	Variation margin payable	$51,219*
Interest rate contracts			Options written, at value	199,681
Interest rate contracts	Investments, at value	448,063**

Total		$1,114,603		$250,900

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Closing and expiration of futures contracts

Interest rate contracts	$ (8,563,612)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investments*	Option contracts written	Futures contracts	Total

Interest rate contracts	$448,063	$40,619	$570,727	$1,059,409

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest

47        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

7. Shares of Beneficial Interest (Continued)

of each class. Transactions in shares of beneficial interest were as follows:

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class A
Sold	24,235,662	$108,709,662	10,606,342	$91,748,735
Dividends and/or distributions reinvested	1,875,728	8,400,360	1,220,521	10,370,156
Redeemed	(29,287,917)	(131,409,812)	(14,892,969)	(130,689,337)
Shares tendered from share split	—	—	62,317,650[1]	—

Net increase (decrease)	(3,176,527)	$(14,299,790)	59,251,544	$(28,570,446)

Class B
Sold	233,969	$1,049,951	101,990	$887,010
Dividends and/or distributions reinvested	14,767	66,045	17,000	147,075
Redeemed	(1,414,933)	(6,346,547)	(741,937)	(6,614,418)
Shares tendered from share split	—	—	1,195,152[1]	—

Net increase (decrease)	(1,166,197)	$(5,230,551)	572,205	$(5,580,333)

Class C
Sold	8,168,453	$36,556,950	3,998,170	$32,676,164
Dividends and/or distributions reinvested	302,202	1,349,364	223,206	1,910,836
Redeemed	(9,619,209)	(43,051,749)	(5,367,953)	(46,565,869)
Shares tendered from share split	—	—	19,479,584[1]	—

Net increase (decrease)	(1,148,554)	$(5,145,435)	18,333,007	$(11,978,869)

Class I
Sold	10,369,126	$46,508,181	6,710,710	$58,749,585
Dividends and/or distributions reinvested	1,554,983	6,964,031	1,169,947	10,029,704
Redeemed	(10,274,266)	(46,104,551)	(16,987,818)	(151,885,379)
Shares tendered from share split	—	—	39,621,692[1]	—

Net increase (decrease)	1,649,843	$7,367,661	30,514,531	$(83,106,090)

Class R
Sold	2,220,429	$9,948,798	676,425	$5,491,369
Dividends and/or distributions reinvested	83,772	374,932	56,170	478,328
Redeemed	(1,966,859)	(8,818,376)	(1,100,071)	(8,954,985)
Shares tendered from share split	—	—	3,385,899[1]	—

Net increase (decrease)	337,342	$1,505,354	3,018,423	$(2,985,288)

48        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

7. Shares of Beneficial Interest (Continued)

	Year Ended September 30, 2016		Year Ended September 30, 2015
	Shares	Amount	Shares	Amount

Class Y
Sold	12,213,341	$54,859,078	3,288,939	$28,623,728
Dividends and/or distributions reinvested	182,791	820,530	79,727	674,916
Redeemed	(11,458,637)	(51,485,720)	(1,848,448)	(16,444,604)
Shares tendered from share split	—	—	5,200,465[1]	—

Net increase	937,495	$4,193,888	6,720,683	$12,854,040

1. As of the close of September 11, 2015, the Fund implemented a share split which resulted in an addition of shares. See Note 11.

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the reporting period were as follows:

	Purchases	Sales

Investment securities	$195,341,129	$248,872,036
U.S. government and government agency obligations	2,281,383,929	2,259,271,129
To Be Announced (TBA) mortgage-related securities	2,885,579,349	2,865,270,817

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule

Up to $100 million	0.500%
Next $150 million	0.450
Next $250 million	0.425
Next $4.5 billion	0.400
Over $5 billion	0.380

The Fund’s effective management fee for the reporting period was 0.42% of average annual net assets before any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund. Under the Sub-Advisory Agreement, the Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on

49        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

9. Fees and Other Transactions with Affiliates (Continued)

annual net assets. Fees incurred and average net assets for each class with respect to these services are detailed in the Statement of Operations and Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing

50        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

9. Fees and Other Transactions with Affiliates (Continued)

those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Year Ended	Distributor	Distributor	Distributor	Distributor	Distributor

September 30, 2016	$63,469	$7,663	$4,066	$12,611	$1

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to limit the “Total expenses” for all share classes so that “Expenses after payments, waivers and/ or reimbursements and reduction to custodian expenses”, as a percentage of average annual net assets, will not exceed the following annual rates: 0.80% for Class A shares, 1.60% for Class B and Class C shares, 1.10% for Class R shares and 0.50% for Class Y shares, as calculated on the daily net assets of the Fund. The expense limitations do not include extraordinary expenses, interest and fees from borrowing, and other expenses not incurred in the ordinary course of the Fund’s business. During the reporting period, the Manager reimbursed the Fund $655,512, $6,400, $129,678, $20,567 and $99,997 for Class A, Class B, Class C, Class R and Class Y shares, respectively.

Waivers and/or reimbursements may be modified or terminated as set forth according to the terms in the prospectus.

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.3 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Statement of Operations. The Fund did not utilize the Facility during the reporting period.

51        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

NOTES TO FINANCIAL STATEMENTS Continued

11. Share Split

As of the close of business on September 11, 2015, the Fund implemented a 2 for 1 share split. This share split effectively increased the number of outstanding shares for the Fund. As a result, shareholders’ accounts reflect additional shares with a lower net asset value per share. While the number of shares increased, neither the Fund’s holdings nor the total value of shareholders’ investments was affected. Per share data in the financial highlights prior to September 11, 2015, has been adjusted to give effect to this share split.

12. Pending Litigation

In 2009, several putative class action lawsuits were filed and later consolidated before the U.S. District Court for the District of Colorado against OppenheimerFunds, Inc. (“OFI”), OppenheimerFunds Distributor, Inc. (“OFDI”), and Oppenheimer Rochester California Municipal Fund, a fund advised by OFI Global Asset Management, Inc. and distributed by the Distributor (the “California Fund”), in connection with the California Fund’s investment performance. The plaintiffs asserted claims against OFI, OFDI and certain present and former trustees and officers of the California Fund under the federal securities laws, alleging, among other things, that the disclosure documents of the California Fund contained misrepresentations and omissions and the investment policies of the California Fund were not followed. Plaintiffs in the suit filed an amended complaint and defendants filed a motion to dismiss. In 2011, the court issued an order which granted in part and denied in part the defendants’ motion to dismiss. In 2012, plaintiffs filed a motion, which defendants opposed, to certify a class and appoint class representatives and class counsel. In March 2015, the court granted plaintiffs’ motion for class certification. In May 2015, the U.S. Court of Appeals for the Tenth Circuit vacated the class certification order and remanded the matter to the district court for further proceedings. In October 2015, the district court reaffirmed its order and determined that the suit will proceed as a class action. In December 2015, the Tenth Circuit denied defendants’ petition to appeal the district court’s reaffirmed class certification order.

OFI and OFDI believe the suit is without merit; that it is premature to render any opinion as to the likelihood of an outcome unfavorable to them in the suit; and that no estimate can yet be made as to the amount or range of any potential loss. Furthermore, OFI believes that the suit should not impair the ability of OFI or OFDI to perform their respective duties to the Fund and that the outcome of the suit should not have any material effect on the operations of any of the Oppenheimer funds.

52        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of Oppenheimer Limited-Term Government Fund:

We have audited the accompanying statement of assets and liabilities of Oppenheimer Limited-Term Government Fund, including the statement of investments, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Limited-Term Government Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado

November 22, 2016

53        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

FEDERAL INCOME TAX INFORMATION

In early 2016, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2015.

None of the dividends paid by the Fund during the reporting period are eligible for the corporate dividend-received deduction.

Dividends, if any, paid by the Fund during the reporting period which are not designated as capital gain distributions, may be eligible for lower individual income tax rates to the extent that the Fund has received qualified dividend income as stipulated by recent tax legislation. In early 2016, shareholders of record received information regarding the percentage of distributions that are eligible for lower individual income tax rates. The amount will be the maximum amount allowed.

Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the reporting period, the maximum amount allowable but not less than $18,760,943 of the ordinary distributions to be paid by the Fund qualifies as an interest related dividend

The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

54        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited

The Fund has entered into an investment advisory agreement with OFI Global Asset Management, Inc. (“OFI Global” or the “Adviser”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”) (“OFI Global” and “OFI” together the “Managers”) and OFI Global has entered into a sub-advisory agreement with OFI whereby OFI provides investment sub-advisory services to the Fund (collectively, the “Agreements”). Each year, the Board of Trustees (the “Board”), including a majority of the independent Trustees, is required to determine whether to approve the terms of the Agreements and the renewal thereof. The Investment Company Act of 1940, as amended, requires that the Board request and evaluate, and that the Managers provide, such information as may be reasonably necessary to evaluate the terms of the Agreements. The Board employs an independent consultant to prepare a report that provides information, including comparative information that the Board requests for that purpose. In addition to in-person meetings focused on this evaluation, the Board receives information throughout the year regarding Fund services, fees, expenses and performance.

The Managers and the independent consultant provided information to the Board on the following factors: (i) the nature, quality and extent of the Managers’ services, (ii) the comparative investment performance of the Fund and the Managers, (iii) the fees and expenses of the Fund, including comparative fee and expense information, (iv) the profitability of the Managers and their affiliates, including an analysis of the cost of providing services, (v) whether economies of scale are realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (vi) other benefits to the Managers from their relationship with the Fund. The Board was aware that there are alternatives to retaining the Managers.

Outlined below is a summary of the principal information considered by the Board as well as the Board’s conclusions.

Nature, Quality and Extent of Services. The Board considered information about the nature, quality and extent of the services provided to the Fund and information regarding the Managers’ key personnel who provide such services. The Managers’ duties include providing the Fund with the services of the portfolio manager and the Sub-Adviser’s investment team, who provide research, analysis and other advisory services in regard to the Fund’s investments; and securities trading services. OFI Global is responsible for oversight of third-party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund’s investment restrictions; risk management; and oversight of the Sub-Adviser. OFI Global is also responsible for providing certain administrative services to the Fund. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund’s operations; preparing and filing reports required by the U.S. Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by federal and state securities laws for the sale of the Fund’s shares. OFI Global also provides the Fund with office space, facilities and equipment.

55        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

BOARD APPROVAL OF THE FUND’S INVESTMENT ADVISORY

AND SUB-ADVISORY AGREEMENTS Unaudited / Continued

The Board also considered the quality of the services provided and the quality of the Managers’ resources that are available to the Fund. The Board took account of the fact that the Sub-Adviser has over fifty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Managers’ advisory, administrative, accounting, legal, compliance and risk management services, and information the Board has received regarding the experience and professional qualifications of the Managers’ key personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services provided, the Board considered the experience of Peter Strzalkowski, the portfolio manager for the Fund, and the Sub-Adviser’s investment team and analysts. The Board members also considered the totality of their experiences with the Managers as directors or trustees of the Fund and other funds advised by the Managers. The Board considered information regarding the quality of services provided by affiliates of the Managers, which the Board members have become knowledgeable about through their experiences with the Managers and in connection with the renewal of the Fund’s service agreements. The Board concluded, in light of the Managers’ experience, reputation, personnel, operations and resources that the Fund benefits from the services provided under the Agreements.

Investment Performance of the Managers and the Fund. Throughout the year, the Managers provided information on the investment performance of the Fund, the Adviser and the Sub-Adviser, including comparative performance information. The Board reviewed information, prepared by the Managers and the independent consultant, comparing the Fund’s historical performance to its benchmarks and to the performance of other retail short government funds. The Board considered that the Fund outperformed its category median for the one-, three- and five-year periods, and performed in line with the category median for the ten-year period.

Fees and Expenses of the Fund.  The Board reviewed the fees paid to the Adviser and the other expenses borne by the Fund. The Board noted that the Adviser, not the Fund, pays the Sub-Adviser’s fee under the sub-advisory agreement. The independent consultant provided comparative data in regard to the fees and expenses of the Fund and other retail short government funds with comparable asset levels and distribution features. The Board also noted that the Fund’s contractual management fee was lower than its peer group median and category median and its total expenses, net of waivers, were lower than its peer group median and equal to its category median. The Board also considered that the Adviser has contractually agreed to waive fees and/or reimburse certain expenses so that the total annual fund operating expenses as a percentage of average daily net assets will not exceed the following annual rates: 0.80% for Class A shares, 1.60% for Class B shares and Class C shares, 1.10% for Class R shares, and 0.50% for Class Y shares, and that the expense limitations may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Economies of Scale and Profits Realized by the Managers. The Board considered information regarding the Managers’ costs in serving as the Fund’s investment adviser and sub-adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Managers’ profitability from their

56        OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

relationship with the Fund. The Board also considered that the Managers must be able to pay and retain experienced professional personnel at competitive rates to provide quality services to the Fund. The Board reviewed whether the Managers may realize economies of scale in managing and supporting the Fund. The Board noted that the Fund currently has management fee breakpoints, which are intended to share with Fund shareholders economies of scale that may exist as the Fund’s assets grow.

Other Benefits to the Managers. In addition to considering the profits realized by the Managers, the Board considered information that was provided regarding the direct and indirect benefits the Managers receive as a result of their relationship with the Fund, including compensation paid to the Managers’ affiliates.

Conclusions. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and to the independent Trustees. Fund counsel and the independent Trustees’ counsel are independent of the Managers within the meaning and intent of the Securities and Exchange Commission Rules.

Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, decided to continue the Agreements through August 31, 2017. In arriving at its decision, the Board did not identify any factor or factors as being more important than others, but considered all of the above information, and considered the terms and conditions of the Agreements, including the management fees, in light of all the surrounding circumstances.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENTS OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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TRUSTEES AND OFFICERS Unaudited

Name, Position(s) Held with the Fund, Length of Service, Year of Birth	Principal Occupation(s) During the Past 5 Years; Other Trusteeships/ Directorships Held; Number of Portfolios in the Fund Complex Currently Overseen

INDEPENDENT TRUSTEES	The address of each Trustee in the chart below is 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Trustee serves for an indefinite term, or until his or her resignation, retirement, death or removal.

Robert J. Malone, Chairman of the Board of Trustees (since 2016), Trustee (since 2002) Year of Birth: 1944	Chairman - Colorado Market of MidFirst Bank (since January 2015); Chairman of the Board (2012-2016) and Director (August 2005-March 2016) of Jones International University (educational organization); Trustee of the Gallagher Family Foundation (non-profit organization) (2000-2015); Chairman, Chief Executive Officer and Director of Steele Street Bank Trust (commercial banking) (August 2003-January 2015); Board of Directors of Opera Colorado Foundation (non-profit organization) (2008-2012); Director of Colorado UpLIFT (charitable organization) (1986-2010); Director of Jones Knowledge, Inc. (2006-2010); Former Chairman of U.S. Bank-Colorado (subsidiary of U.S. Bancorp and formerly Colorado National Bank) (July 1996-April 1999); Director of Commercial Assets, Inc. (real estate investment trust) (1993-2000); Director of U.S. Exploration, Inc. (oil and gas exploration) (1997-February 2004); Chairman of the Board (1991-1994) and Trustee (1985-1994) of Regis University; and Chairman of the Board (1990-1991) and Trustee (1984-1999) of Young Presidents Organization. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Malone has served on the Boards of certain Oppenheimer funds since 2002, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Jon S. Fossel, Trustee (since 1990) Year of Birth: 1942	Chairman of the Board of Jack Creek Preserve Foundation (non-profit organization) (since March 2005); Director of Jack Creek Preserve Foundation (non-profit organization) (March 2005-December 2014); Chairman of the Board (2006-December 2011) and Director (June 2002-December 2011) of UNUMProvident (insurance company); Director of Northwestern Energy Corp. (public utility corporation) (November 2004-December 2009); Director of P.R. Pharmaceuticals (October 1999-October 2003); Director of Rocky Mountain Elk Foundation (non-profit organization) (February 1998-February 2003 and February 2005-February 2007); Chairman and Director (until October 1996) and President and Chief Executive Officer (until October 1995) of the Sub-Adviser; President, Chief Executive Officer and Director of the following: Oppenheimer Acquisition Corp. (“OAC”) (parent holding company of the Sub-Adviser), Shareholders Services, Inc. and Shareholder Financial Services, Inc. (until October 1995). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Fossel has served on the Boards of certain Oppenheimer funds since 1990, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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TRUSTEES AND OFFICERS Unaudited / Continued

Richard Grabish, Trustee (since 2008) Year of Birth: 1948	Formerly Senior Vice President and Assistant Director of Sales and Marketing (March 1997-December 2007), Director (March 1987-December 2007) and Manager of Private Client Services (June 1985-June 2005) of A.G. Edwards & Sons, Inc. (broker/dealer and investment firm); Chairman and Chief Executive Officer of A.G. Edwards Trust Company, FSB (March 2001-December 2007); President and Vice Chairman of A.G. Edwards Trust Company, FSB (investment adviser) (April 1987-March 2001); President of A.G. Edwards Trust Company, FSB (investment adviser) (June 2005-December 2007). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Grabish has served on the Boards of certain Oppenheimer funds since 2001, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Beverly L. Hamilton, Trustee (since 2002) Year of Birth: 1946	Trustee of Monterey Institute for International Studies (educational organization) (2000-2014); Board Member of Middlebury College (educational organization) (December 2005-June 2011); Chairman (since 2010) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); Director of The California Endowment (philanthropic organization) (April 2002-April 2008); Director (February 2002- 2005) and Chairman of Trustees (2006-2007) of the Community Hospital of Monterey Peninsula; Director (October 1991-2005) and Vice Chairman (2006-2009) of American Funds’ Emerging Markets Growth Fund, Inc. (mutual fund); President of ARCO Investment Management Company (February 1991-April 2000); Member of the investment committees of The Rockefeller Foundation (2001-2006) and The University of Michigan (since 2000); Advisor at Credit Suisse First Boston’s Sprout venture capital unit (venture capital fund) (1994-January 2005); Trustee of MassMutual Institutional Funds (investment company) (1996-June 2004); Trustee of MML Series Investment Fund (investment company) (April 1989-June 2004); Member of the investment committee of Hartford Hospital (2000-2003); and Advisor to Unilever (Holland) pension fund (2000-2003). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Hamilton has served on the Boards of certain Oppenheimer funds since 2002, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Victoria J. Herget, Trustee (since 2012) Year of Birth: 1951	Board Chair (2008-2015) and Director (2004-Present), United Educators (insurance company); Trustee (since 2000) and Chair (since 2010), Newberry Library (independent research library); Trustee, Mather LifeWays (senior living organization) (since 2001); Independent Director of the First American Funds (mutual fund family) (2003-2011); former Managing Director (1993-2001), Principal (1985-1993), Vice President (1978-1985) and Assistant Vice President (1973-1978) of Zurich Scudder Investments (investment adviser) (and its predecessor firms); Trustee (1992-2007), Chair of the Board of Trustees (1999-2007), Investment Committee Chair (1994-1999) and Investment Committee member (2007-2010) of Wellesley College; Trustee, BoardSource (non-profit organization) (2006-2009) and Chicago City Day School (K-8 School) (1994-2005). Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Herget has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

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F. William Marshall, Jr., Trustee (since 2001) Year of Birth: 1942	Trustee Emeritus of Worcester Polytech Institute (WPI) (private university) (since 2009); Trustee of MassMutual Select Funds (formerly MassMutual Institutional Funds) (investment company) (1996-2015), MML Series Investment Fund (investment company) (1996-2015) and Mass Mutual Premier Funds (investment company) (January 2012-December 2015); President and Treasurer of the SIS Fund (private charitable fund) (January 1999-March 2011); Former Trustee of WPI (1985-2008); Former Chairman of the Board (2004-2006) and Former Chairman of the Investment Committee of WPI (1994-2008); Chairman of SIS Family Bank, F.S.B. (formerly SIS Bank) (commercial bank) (January 1999-July 1999); Executive Vice President of Peoples Heritage Financial Group, Inc. (commercial bank) (January 1999-July 1999); and Former President and Chief Executive Officer of SIS Bancorp. (1993-1999). Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Marshall has served on the Boards of certain Oppenheimer funds since 2000, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

Karen L. Stuckey, Trustee (since 2012) Year of Birth: 1953	Member (since May 2015) of Desert Mountain Community Foundation Advisory Board (non-profit organization); Partner (1990-2012) of PricewaterhouseCoopers LLP (professional services firm) (held various positions 1975-1990); Trustee (1992-2006), member of Executive, Nominating and Audit Committees and Chair of Finance Committee (1992-2006, and Emeritus Trustee (since 2006) of Lehigh University; and member, Women’s Investment Management Forum (professional organization) since inception. Oversees 45 portfolios in the OppenheimerFunds complex. Ms. Stuckey has served on the Boards of certain Oppenheimer funds since 2012, during which time she has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

James D. Vaughn, Trustee (since 2012) Year of Birth: 1945

Retired; former managing partner (1994-2001) of Denver office of Deloitte & Touche LLP, (held various positions 1969-1993); Trustee and Chairman of the Audit Committee of Schroder Funds (2003-2012); Board member and Chairman of Audit Committee of AMG National Trust Bank (since 2005); Trustee and Investment Committee member, University of South Dakota Foundation (since 1996); Board member, Audit Committee Member and past Board Chair, Junior Achievement (since 1993); former Board member, Mile High United Way, Boys and Girls Clubs, Boy Scouts, Colorado Business Committee for the Arts, Economic Club of Colorado and Metro Denver Network. Oversees 45 portfolios in the OppenheimerFunds complex. Mr. Vaughn has served on the Boards of certain Oppenheimer funds since 2012, during which time he has become familiar with the Fund’s (and other Oppenheimer funds’) financial, accounting, regulatory and investment matters and has contributed to the Boards’ deliberations.

INTERESTED TRUSTEE AND OFFICER

Mr. Steinmetz is an “Interested Trustee” because he is affiliated with the Manager and the Sub-Adviser by virtue of his positions as Chairman of the Sub-Adviser and officer and director of the Manager. Both as a Trustee and as an officer, Mr. Steinmetz serves for an indefinite term, or until his resignation, retirement, death or removal. Mr. Steinmetz’s address is 225 Liberty Street, New York, New York 10281-1008.

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TRUSTEES AND OFFICERS Unaudited / Continued

Arthur P. Steinmetz, Trustee (since 2015), President and Principal Executive Officer (since 2014) Year of Birth: 1958

Chairman of the Sub-Adviser (since January 2015); CEO and Chairman of the Manager (since July 2014), President of the Manager (since May 2013), a Director of the Manager (since January 2013), Director of the Sub-Adviser (since July 2014), President, Management Director and CEO of Oppenheimer Acquisition Corp. (the Sub-Adviser’s parent holding company) (since July 2014), and President and Director of OFI SteelPath, Inc. (since January 2013). Chief Investment Officer of the OppenheimerFunds advisory entities from (January 2013-December 2013); Executive Vice President of the Manager (January 2013-May 2013); Chief Investment Officer of the Sub-Adviser (October 2010-December 2012); Chief Investment Officer, Fixed-Income, of the Sub-Adviser (April 2009-October 2010); Executive Vice President of the Sub-Adviser (October 2009-December 2012); Director of Fixed Income of the Sub-Adviser (January 2009-April 2009); and a Senior Vice President of the Sub-Adviser (March 1993-September 2009). An officer of 100 portfolios in the OppenheimerFunds complex.

OTHER OFFICERS OF THE FUND

The addresses of the Officers in the chart below are as follows: for Mr. Strzalkowski, Mss. Lo Bessette, Foxson and Picciotto, 225 Liberty Street, New York, New York 10281-1008, for Mr. Petersen, 6803 S. Tucson Way, Centennial, Colorado 80112-3924. Each Officer serves for an indefinite term or until his or her resignation, retirement, death or removal.

Peter A. Strzalkowski, Vice President (since 2009) Year of Birth: 1965	Vice President and Senior Portfolio Manager of the Sub-Adviser (since August 2007) and co-Team Leader for the Sub-Adviser’s Investment Grade Fixed Income Team (since January 2014). A member of the Sub-Adviser’s Investment Grade Fixed Income Team (April 2009-January 2014). Managing Partner and Chief Investment Officer of Vector Capital Management, LLC, a structured products money management firm he founded, (July 2006-August 2007). Senior Portfolio Manager at Highland Capital Management, L.P. (June 2005-July 2006) and a Senior Fixed Income Portfolio Manager at Microsoft Corp. (June 2003-June 2005). Vice President and Senior Fixed Income Portfolio Manager at First Citizens Bank Trust, Capital Management Group (April 2000-June 2003) and a Vice President and Fixed Income Portfolio Manager at Centura Banks (November 1998-April 2000).

Cynthia Lo Bessette, Secretary and Chief Legal Officer (since 2016) Year of Birth: 1969	Senior Vice President and Deputy General Counsel (March 2015-February 2016) and Executive Vice President, General Counsel and Secretary of the Manager (since February 2016); Chief Legal Officer of the Sub-Adviser and the Distributor (since February 2016); Vice President, General Counsel and Secretary of Oppenheimer Acquisition Corp. (since February 2016); General Counsel of OFI SteelPath, Inc., VTL Associates, LLC and Index Management Solutions, LLC (since February 2016); Chief Legal Officer of OFI Global Institutional, Inc., HarbourView Asset Management Corporation, OFI Global Trust Company, Oppenheimer Real Asset Management, Inc., OFI Private Investments Inc., Shareholder Services, Inc. and Trinity Investment Management Corporation (since February 2016); Vice President, Corporate Counsel (February 2012-March 2015) and Deputy Chief Legal Officer (April 2013-March 2015) of Jennison Associates LLC; Assistant General Counsel (April 2008-September 2009) and Deputy General Counsel (October 2009-February 2012) of Lord Abbett & Co. LLC. An officer of 100 portfolios in the OppenheimerFunds complex.

Jennifer Foxson, Vice President and Chief Business Officer (since 2014) Year of Birth: 1969	Senior Vice President of OppenheimerFunds Distributor, Inc. (since June 2014); Vice President of OppenheimerFunds Distributor, Inc. (April 2006-June 2014); Vice President of the Sub-Adviser (January 1998-March 2006); Assistant Vice President of the Sub-Adviser (October 1991-December 1998). An officer of 100 portfolios in the OppenheimerFunds complex.

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Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money Laundering Officer (since 2014) Year of Birth: 1973	Senior Vice President and Chief Compliance Officer of the Manager (since March 2014); Chief Compliance Officer of the Sub-Adviser, OFI SteelPath, Inc., OFI Global Trust Company, OFI Global Institutional, Inc., Oppenheimer Real Asset Management, Inc., OFI Private Investments, Inc., Harborview Asset Management Corporation, Trinity Investment Management Corporation, and Shareholder Services, Inc. (since March 2014); Managing Director of Morgan Stanley Investment Management Inc. and certain of its various affiliated entities; Chief Compliance Officer of various Morgan Stanley Funds (May 2010-January 2014); Chief Compliance Officer of Morgan Stanley Investment Management Inc. (April 2007-January 2014). An officer of 100 portfolios in the OppenheimerFunds complex.

Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer (since 2016) Year of Birth: 1970	Vice President of the Manager (since January 2013); Vice President of the Sub-Adviser (February 2007-December 2012); Assistant Vice President of the Sub-Adviser (August 2002-2007). An officer of 100 portfolios in the OppenheimerFunds complex.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and Officers and is available without charge upon request by calling 1.800.CALL OPP (225.5677).

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OPPENHEIMER LIMITED-TERM GOVERNMENT FUND

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

© 2016 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY POLICY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain nonpublic personal information about our shareholders from the following sources:

● Applications or other forms

● When you create a user ID and password for online account access

● When you enroll in eDocs Direct, our electronic document delivery service

● Your transactions with us, our affiliates or others

● A software program on our website, often referred to as a “cookie,” which indicates which parts of our site you’ve visited

● When you set up challenge questions to reset your password online

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide a better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest financial services or educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

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PRIVACY POLICY NOTICE Continued

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/or personal information should only be communicated via email when you are advised that you are using a secure website. As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

We do not guarantee or warrant that any part of our website, including files available for download, are free of viruses or other harmful code. It is your responsibility to take appropriate precautions, such as use of an anti-virus software package, to protect your computer hardware and software.

●	All transactions, including redemptions, exchanges and purchases, are secured by SSL and 256-bit encryption. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by either closing your browser, or for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, do not allow it to be used by anyone else. Also, take special precautions when accessing your account on a computer used by others.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated March 2015. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, write to us at P.O. Box 5270, Denver, CO 80217-5270, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com or call us at 1.800.CALL OPP (225.5677).

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Visit us at oppenheimerfunds.com for 24-hr access to

account information and transactions or call us at 800.CALL

OPP (800.225.5677) for 24-hr automated information and

automated transactions. Representatives also available

Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2016 OppenheimerFunds Distributor, Inc. All rights reserved.

RA0855.001.0916 November 22, 2016

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

Item 3.  Audit Committee Financial Expert.

The Board of Trustees of the registrant has determined that F. William Marshall, Jr., the Chairman of the Board’s Audit Committee, is the audit committee financial expert and that Mr. Marshall is “independent” for purposes of this Item 3.

Item 4.  Principal Accountant Fees and Services.

(a)	Audit Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $53,900 in fiscal 2016 and $44,200 in fiscal 2015.

(b)	Audit-Related Fees

The principal accountant for the audit of the registrant’s annual financial statements billed $7,629 in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $598,285 in fiscal 2016 and $185,479 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include:  Internal control reviews, GIPS attestation procedures, system conversion testing, custody audits, and additional audit services.

(c)	Tax Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed $45,432 in fiscal 2016 and $628,126 in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: tax compliance, tax planning and tax advice. Tax compliance generally involves preparation of original and amended tax returns, claims for a refund and tax payment-planning services. Tax planning and tax advice includes assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)	All Other Fees

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015.

The principal accountant for the audit of the registrant’s annual financial statements billed no such fees in fiscal 2016 and no such fees in fiscal 2015 to the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such fees would include the cost to the principal accountant of attending audit committee meetings and consultations regarding the registrant’s retirement plan with respect to its Trustees.

(e)	(1) During its regularly scheduled periodic meetings, the registrant’s audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

Under applicable laws, pre-approval of non-audit services may be waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to its principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

(2) 0%

(f)	Not applicable as less than 50%.

(g)	The principal accountant for the audit of the registrant’s annual financial statements billed $651,346 in fiscal 2016 and $813,605 in fiscal 2015 to the registrant and the registrant’s investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)	The registrant’s audit committee of the board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence. No such services were rendered.

Item 5.  Audit Committee of Listed Registrants

Not applicable.

Item 6.  Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11.  Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2016, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)	(1) Exhibit attached hereto.

(2) Exhibits attached hereto.

(3) Not applicable.

(b)	Exhibit attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Limited-Term Government Fund

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz

Principal Executive Officer

Date:	11/21/2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz

Arthur P. Steinmetz

Principal Executive Officer

Date:	11/21/2016

By:	/s/ Brian S. Petersen

Brian S. Petersen

Principal Financial Officer

Date:	11/21/2016